SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  [ XX ]

Filed by a Party other than the Registrant   [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement          [    ]  CONFIDENTIAL, FOR USE OF
                                                     THE COMMISSION (AS
[ XX ]  Definitive Proxy Statement                   PERMITTED BY RULE
                                                     14a-6(e)(2))
[    ]  Definitive Additional Materials

[    ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              MSTG SOLUTIONS, INC.
                (Name of Registrant as Specified in Its Charter)
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ XX ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

        Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        Per unit prices or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------

        Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------

        Total fee paid:


        ------------------------------------------------------------------------
[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided  by Exchange  Act rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        Amount Previously Paid:


        ------------------------------------------------------------------------

        Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------

        Filing Party:


        ------------------------------------------------------------------------

        Date Filed:


        ------------------------------------------------------------------------

Notes:

                              MSTG SOLUTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 31ST, 2003


TO ALL STOCKHOLDERS OF MSTG SOLUTIONS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MSTG Solutions, Inc., a Nevada corporation, will be held at the Corporate Offices of MSTG Solutions, Inc., located at 3111 North Tustin Avenue, Suite 280, Orange, California on May 31, 2003 at 9:30 a.m. Pacific Standard Time, for the following purposes:

     To elect six (6) Directors for a term of one (1) year or until their successors are duly elected and qualified;

     To ratify the appointment of Mendoza Berger & Company, LLP, as the Company's independent public accountants for the fiscal year ending July 31, 2002;

     To review the operations of the Company and to ask questions of Gil Kim, President and Chairman of the Board of MSTG Solutions, Inc., a Nevada corporation; and

     To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on February 24, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        By: /s/ Gil Kim
                                           --------------------------------
                                                       Gil Kim

                                        Its: President and Chairman of the Board

     Orange, California
     April 28, 2003

                              MSTG SOLUTIONS, INC.
                       3111 NORTH TUSTIN AVENUE, SUITE 280
                            ORANGE, CALIFORNIA 92865
              TELEPHONE: (714) 279-2980 / FACSIMILE: (714) 282-0035

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON, SHOULD THEY SO DESIRE.

                              MSTG SOLUTIONS, INC.
                       3111 NORTH TUSTIN AVENUE, SUITE 280
                            ORANGE, CALIFORNIA 92865
              TELEPHONE: (714) 279-2980 / FACSIMILE: (714) 282-0035
                             ______________________

                                 PROXY STATEMENT
                             ______________________

                               GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Directors of MSTG Solutions, Inc., a Nevada corporation (the "Company") for the Annual Meeting of Stockholders of the Company to be held at the Corporate Offices of MSTG Solutions, Inc., located at 3111 North Tustin Avenue, Suite 280, Orange, California on May 31, 2003 at 9:30 a.m. Pacific Standard Time.

     All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors, for approval of the proposed stock split and for the ratification of Mendoza Berger & Company, LLP as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgement. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting the proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed to stockholders on or about May 5, 2003.

     Only holders of record of shares of the Company's Common Stock at the close of business on February 24, 2003 will be entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. As of the close of business on February 24, 2003, the Company had outstanding 5,123,767 shares of Common Stock.

     At the Annual Meeting, the holders of Common Stock will be entitled, as a class, to elect six (6) Directors ("Directors"). The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of the Directors. The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the ratification of the appointment of Mendoza Berger & Company, LLP as the Company's independent public accountants.

     Shares represented by proxies which are marked "abstained" or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

     A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 3111 North Tustin Avenue, Suite 280, Orange, California 92865, for a period of ten (10) days prior to the Annual Meeting for examination by any Stockholder.

     Officers and Directors of the Company beneficially own approximately 70.5% of the outstanding shares of Common Stock. See "Security Ownership of Management and Principal Stockholders." Accordingly, approval of the aforesaid matters is virtually assured.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

     Six (6) Directors are to be elected for the ensuing year or until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following persons with respect to Common Stock.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

================================================================================

NAME                    AGE   DIRECTOR SINCE   POSITION WITH THE COMPANY
----                    ---   --------------   -------------------------

Gil Kim                  47        2001        President and Chairman of the
                                               Board

Judy Kim                 47        2001        Chief Financial Officer,
                                               Secretary and Director

William Lindberg, CPA    60          ~         Director Nominee

L. Eric Alexander        55          ~         Director Nominee

Steven E. Schmitt        35          ~         Director Nominee

Jay H. Park              46          ~         Director Nominee

================================================================================

MR. GIL KIM, PRESIDENT AND CHAIRMAN OF THE BOARD, began his career in network marketing as an Independent Representative of NTC (National Telephone and Communications, Inc.) in 1993. NTC was a reseller of long distance telephone services. When the president of the marketing division of NTC left in February 2000 to build PriceNetUSA, he asked Mr. Kim to market PriceNet's products. Mr. Kim worked on behalf of NTC from 1993 until he began working on behalf of PriceNetUSA. During Mr. Kim's one year of participation in the PriceNet marketing effort, he was an Independent Sales Representative marketing PriceNet's online shopping mall. Mr. Kim has been a licensed California real estate agent since June, 2000 and continues to be an active investor in various companies. Mr. Kim has been employed by MSTG since its inception in August, 2001.

MRS. JUDY KIM, VICE PRESIDENT, CONTROLLER, SECRETARY AND DIRECTOR, is the wife of Gil Kim. She attended Hon Yik University earning a degree in Arts. From 1984 to 1991, Mrs. Kim was the office manager for Young Shin Chiropractic Services. Between 1992 and 1997, Mrs. Kim also managed a restaurant and a convenience market owned by Mr. and Mrs. Kim. Mrs. Kim actively assisted Mr. Kim in organizing the network marketing organizations operating under Mr. Kim at NTC and at PriceNetUSA. Mrs. Kim has been employed by MSTG since its inception in August, 2001.

MR.  WILLIAM  LINDBERG,  NOMINEE FOR DIRECTOR,  is a licensed  Certified  Public
Accountant, operating an accounting practice in Securities and Exchange Commission reporting. Mr. Lindberg has been a licensed practicing accountant since 1960.

MR. L. ERIC ALEXANDER, NOMINEE FOR DIRECTOR, has been an independent marketing consultant with L. Eric Alexander & Associates since 1985. He has developed and implemented sales and marketing strategies in a variety of industries. Prior to this position, Mr. Alexander was a Vice President with Sterling Health Services, a nutritional products and water purification equipment marketing company. From 1975 through 1982, Mr. Alexander worked for American Salesmasters, Inc. and its successor company, primarily involved in the production and marketing of motivational and leadership videotapes.

MR. STEVEN E. SCHMITT, NOMINEE FOR DIRECTOR, assists clients in achieving performance goals through an effective coaching strategy that incorporates living a healthy, balanced lifestyle. Mr. Schmitt has over 14 years experience in self-development coaching. Mr. Schmitt is the author of three, high selling - in demand books, which include thoughts on living a life full of freedom, prosperity and joy. Mr. Schmitt is one of the most sought-out international speakers, helping people awaken to their potential on a physical, emotional and spiritual level.

MR. JAY H. PARK, NOMINEE FOR DIRECTOR, is a licensed attorney, operating the Law Offices of Jay H. Park and Associates since 1986. Mr. Park's practice involves business transactions, litigation and criminal matters. Mr. Parks has also been a Judge Pro Tempore with the California Superior Court, County of Orange-West Justice Center, presiding over traffic and small claims matters.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

     The Board of Directors currently does not have any committees.

     The Board of Directors held two meetings in fiscal 2002. All Directors attended both meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending Directors' meetings.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL OWNERS

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the date of this Report by: (i) each Stockholder known by the Company to be the beneficial owner of more than 5% (five percent) of the outstanding Common Stock; (ii) each Director of the Company; and (iii) all Directors and Officers as a group.


================================================================================
   NAME / ADDRESS OF                 NUMBER OF SHARES OF       PERCENTAGE
   BENEFICIAL OWNER                    COMMON STOCK(1)     BENEFICIALLY OWNED(2)
   ----------------                    ---------------     ---------------------

Gil Kim and Judy Kim, JWTROS(3)             3,600,000                   70.5%

Lawrence W. Horwitz(3)                        500,000                    9.6%
                                           ----------                --------
ALL OFFICERS AND DIRECTORS AS
A GROUP (2 PERSONS)                         3,600,000                   70.5%
                                           ==========                ========
================================================================================
___________________________

(1) The total number of shares outstanding at the close of business on February 24, 2003 was 5,123,767. Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission and generally includes voting or investment power with respect to such securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person(s).

(2) C/o the Company's address: MSTG Solutions, Inc., 3111 North Tustin Avenue, Suite 280, Orange, California 92865.

(3) Mr. and Mrs. Kim own 3,100,000 shares of Common Stock and 500,000 options exercisable at $0.25 per share. Strawberry Canyon Capital, Inc., a corporation solely owned by Lawrence W. Horwitz, owns 250,000 shares of Common Stock and 250,000 options exercisable at $0.50 per share.

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2002
                                  (PROPOSAL #2)

     The Company has retained, subject to stockholder ratification, Mendoza Berger & Company, LLP ("Mendoza Berger"), as its independent public accountants for the fiscal year ending July 31, 2002. Mendoza Berger has been the independent accountants for the Company for the last year and has no financial interest, either direct or indirect, in the Company. A representative of Mendoza Berger is expected to attend the Annual Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the ratification of Mendoza Berger as the Company's independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MENDOZA BERGER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002

     The rules of the U.S. Securities and Exchange Commission (the "SEC") permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the SEC. The Company's 2003 Annual Meeting of Stockholders is expected to be held on or about May 31, 2003, and proxy materials in connection with that meeting are expected to be mailed on or about May 5, 2003. Proposals of stockholders of the Company that are intended to be presented at the Company's 2003 Annual Meeting must be received by the Company no later than May 15, 2003 in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% (ten percent) stockholders are required, by regulation, to furnish to the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during its 2002 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than 10% (ten percent) beneficial owners were complied with.

                                  OTHER MATTERS

     The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in the Proxy Statement and know of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

     It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date, and mail your Proxy in the enclosed envelope as promptly as possible.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        By: /s/ Gil Kim
                                           --------------------------------
                                                       Gil Kim
                                           President and Chairman of the Board

Orange, California
April 28, 2003

MSTG Solutions, Inc.
3111 North Tustin Avenue
Suite 280
Orange, California 92865

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please mark your votes as [ X ] indicated in this example.

                              ELECTION OF DIRECTORS
                                   PROPOSAL #1

     FOR ALL NOMINEES LISTED BELOW  [  ]     WITHHOLD AUTHORITY  [  ]
     (except as marked to the                to vote for all nominees
     contrary below)                         listed below

(To WITHHOLD authority to vote for any individual nominee, strike a line through THAT nominee's name below)

     GIL KIM                    JUDY KIM                   WILLIAM LINDBERG, CPA

     L. ERIC ALEXANDER          STEVEN E. SCHMITT          JAY H. PARK

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2002
                                   PROPOSAL #2

Proposal to ratify the appointment of Mendoza Berger & Company, LLP as the Company's independent auditors for fiscal 2002.

     FOR  [  ]                  AGAINST  [  ]              ABSTAIN  [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL #2 AND, IN THE PROXY'S DISCRETION, ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

                                        DATED: ________________________, 2003


                                        ---------------------------------------
                                                      (Signature)


                                        ---------------------------------------
                                                   (Second Signature)

                                        PLEASE  DATE AND  SIGN ABOVE  EXACTLY AS
                                        YOUR NAME  APPEARS AT  LEFT,  INDICATING
                                        WHERE  APPROPRIATE, OFFICIAL POSITION OR
                                        REPRESENTATIVE CAPACITY.